Exhibit 99(d)
FLORIDA POWER & LIGHT COMPANY Certification Of Periodic Report
I, Moray P. Dewhurst, Chief Financial Officer of Florida Power & Light Company (FPL), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) the Quarterly Report on Form 10-Q of FPL for the quarterly period ended March 31, 2003 (Report) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of FPL.

Dated: May 8, 2003

MORAY P. DEWHURST

Moray P. Dewhurst Senior Vice President, Finance and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to FPL and will be retained by FPL and furnished to the Securities and Exchange Commission or its staff upon request.